Richard N. Barton
President and CEO

Gregory S. Stanger
SVP and CFO

Expedia, Inc.

The Online Travel Leader



August 2002

Safe Harbor Statement

This presentation contains forward-looking statements relating to future events or future financial performance that involve risks and uncertainties. Actual results may differ materially from those anticipated in these statements based on a number of factors, including those identified in the Company's most recent filings with the SEC.

Investment Highlights

- Enormous opportunity
- Advantaged business model and technology
- Leadership in online travel distribution
- Track record of execution

The Worldwide Travel Market

$850 Billion Travel


$281B
Other
$350B
Europe
$219B
U.S.

$2.6 Trillion Travel and Tourism


$850B
Travel
$1,750B
Destination Services

$219 Billion U.S. Travel


$71B
Corporate
$148B Leisure &
Unmanaged Business

Source: Data as of 2001 from WTTC, Jupiter Research & Expedia estimates

Online Penetration of U.S. Leisure and Unmanaged Business Travel Market



Online as % of Total Market
100%
80%
60%
40%
20%
0%
1997 1998 1999 2000 2001
'07 to '12
Total Market Size:
2001: $148B
2010: $209B
13% or
$19B
Online
in 2001
Gross Bookings
75% $156B
Expedia
Expectation
50% $104B

Online Penetration of U.S. Corporate Travel Market



Online as % of Total Market
100%
80%
60%
40%
20%
0%
-20%
Total Market Size:
2001: $71B
2010: $124B
7% or $5B Online in 2001
1997 1998 1999 2000 2001
'07 to '12
Gross Bookings
60% $74B
Expedia Expectation
40% $50B

Expedia, Inc.

Online Penetration of European Travel Market



Online as % of Total Market
100%
80%
60%
40%
20%
0%
1997 1998 1999 2000 2001
'07 to '12
Market Size:
2001: $350B
2010: 450B
1% or
$4B
Online
in 2001
Gross Bookings
50% $225B
Expedia
Expectation
30% $135B

Expedia, Inc.

Online Penetration Drivers

- A superior consumer experience
  - Visual, text data far superior to phones and brochures
- A superior supplier experience
  - Efficient, economic distribution of rich, constantly changing data
- A weakening traditional channel
  - Declining commissions favor efficiency and scale
  - Zero/reduced commission effect has just begun in corporate channel
- Comparison to other e-commerce models
  - Virtual product – no shipping or warehousing
  - Rich data set – lends itself to internet shopping experience and decision support tools and content

Expedia's Opportunity
Hypothetical gross bookings in 5 to 10 years

	Leisure and Unmanaged Business	Corporate	Europe	Total
Online Gross Bookings	$104B - $156B	$50B - $74B	$135B - $225B	$289B - $455B
Expedia Share	19% (Today*)	0% - 10%	5% (Today) - 10%	7% - 19%
Expedia Gross Bookings	**$20B - $30B**	**$0B - $7B**	**$6B - $23B**	**$26B - $60B**

* Based on Expedia's annualized June quarter gross bookings and Jupiter's forecasted 2002 total.

Expedia's Revenue as a % of Gross Bookings*

Q202

Lodging:	18 to 22%
Other:	5 to 7%
Total:	9.9%

Relevant Industry Trends

- Growth is most rapid in lodging
- Pressure on revenue per airline ticket
- Industry consolidating
- Competition may have peaked



Expedia Revenue as % of Gross Bookings
10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
6.6%
9.2%
9.7%
2000
2001
1H02

*United States, online only

Expedia, Inc.

Expedia Worldwide Gross Bookings



Gross Bookings
$Millions
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
2000-2001: Up 62%
Q201-Q202: Up 66%
$401
$450
$467
$475
$670
$802
$723
$704
$1,107
$1,333
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2

	2000	2001	1H02
Total:	$1.8B	$2.9B	$2.4B
Expedia as % U.S. online travel:	12.2%	14.2%	19.5%

Expedia, Inc.

Expedia Performance vs. Competition


Quarterly Gross Bookings
$Millions
1,400
1,200
1,000
800
600
400
200
0
1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02
Expedia
Travelocity
Orbitz
ROOM

*Source: Company reports, Expedia estimates

**ROOM figure is gross sales as ROOM does not report gross revenue

Expedia's Advantages

- Technology: Expert Searching and Pricing (ESP) Technology enables
  - Top quality air query results
  - Dynamic packaging of all inventory types
- Business Model: Massive scale in air + leadership in highly profitable merchant lodging =
  - Scale driven cost advantage
  - Ability to cross sell and package merchant lodging and other inventory
  - Favorable terms from suppliers relative to market as a whole
  - Combined economics of agency and merchant businesses enable Expedia to compete effectively and profitably with lowest priced channels of distribution (to suppliers)

Corporate Travel

Current Environment:

- Per transaction revenue to agents declining
- Agents passing additional costs to corporate customers
- Quality of service difficult to provide efficiently
- Online vs. offline pricing disparity from suppliers
  - ➔ Customers dissatisfied with offline model

Expedia's Strategy:

- Start with Metropolitan Travel's local expertise and customers
- Leverage existing technology and relationships
- Extend existing business models
- Refine offering and pricing
- Roll out nationally
- Modest investment in 2003 and profitability forecasted in 2004

Hotel and Package Online Leadership – June Q Metrics

#1

in Q2 room nights stayed: 2.6M

#1

in Q2 merchant room nights stayed: 2.1M

#1

in packages

Expert Searching and Pricing (ESP)

- Revolutionary fare searching technology
  - Deeper searches
  - Better pricing
  - Massively increased consumer choice and control
- Common database incorporating
  - Negotiated and published rates
  - All types of inventory
- Ability to combine types of inventory -- package engine
- Difficult to recreate:
  - $100M +, 5 year investment
  - Exceptionally talented engineers

Expert Searching and Pricing (ESP)


home | flights | hotels | cars | vacation packages | cruises | deals | guides | maps | business
Site Map | My Trips | My Profile | Customer Support
Change your search
Departure airport
BOS (Boston)
Destination airport
SAN (San Diego)
Departing (MM/DD/YY)
Returning (MM/DD/YY)
Anytime
Airline
Start over
Go
Change Passengers
Boston, MA (BOS-Logan Intl.) to San Diego, CA (SAN-Lindbergh Field)
Expedia Picks
Build your own trip:
621 combinations
Quick compare
Bargain Fares
Top 21 picks
Save Air+ Hotel
Hotels
All airlines
America West
US Airways
United Airlines
from $306
from $661
Special rates
from $306
from $346
from $372
from $387
To build your own trip, first pick any departing flight
Sort by lowest price / shortest flights / departure time / arrival time
from $306 Expedia Bargain Fare
Tell me more
Depart Boston (BOS)
Arrive San Diego (SAN)
Flights depart between 6 AM and 10 PM
This Bargain Fare will expire at 2:02 PM PT, 6-Aug, and is subject to change until purchase is complete.
from $346
Choose and continue
8:05 AM Depart Boston (BOS)
Arrive San Diego (SAN) 12:50 PM
Tue 27-Aug
7hr 45min
America West 143 / 193
Connect in Las Vegas (LAS)
from $358
9:41 AM Depart Boston (BOS)
Arrive San Diego (SAN) 2:32 PM
Tue 27-Aug
7hr 51min
America West 621 / 196
Connect in Phoenix (PHX)
from $358
5:59 PM Depart Boston (BOS)
Arrive San Diego (SAN) 10:45 PM
America West 530 / 192
from $367
7:00 AM Depart Boston (BOS)
Arrive San Diego (SAN) 11:36 AM
America West 623 / 182
from $372 Web Fare
3:15 PM Depart Boston (BOS)
Arrive San Diego (SAN) 7:41 PM
US Airways 243 / 93
Connect in Pittsburgh (PIT)
from $387 Web Fare
12:15 PM Depart Boston (BOS)
Arrive San Diego (SAN) 4:56 PM
United Airlines 547 / 1081
Connect in Chicago (ORD)
from $400 Web Fare
6:00 AM Depart Boston (BOS)
Arrive San Diego (SAN) 10:32 AM
Tue 27-Aug
7hr 32min
United Airlines 1531
1 stop
PRICE NOTE
QUESTIONS?
Is it safe to buy online?
Other FAQs

Choice:
621 combinations

Choice:
Expedia Bargain Fare

Choice:
Web Fares

Expedia, Inc.

Expert Searching and Pricing (ESP)

Control: Change without hitting back button

Control: Choose search parameters

Control: Create your own outbound / return pair



home
flights
hotels
cars
vacation packages
cruises
deals
guides
maps
business
Site Map | My Trips | My Profile | Customer Support
Boston, MA (BOS-Logan Intl.) to San Diego, CA (SAN-Lindbergh Field)
Change your search
Departure airport:
BOS (Boston)
Destination airport:
SAN (San Diego)
Departing: (MM/DD/YY)
Anytime
Returning: (MM/DD/YY)
Anytime
Airline
All Airlines
Go
Change Passengers
Passenger total: 1
Change passengers
Expedia Picks
Build your own trip:
quick compare
America West
US Airways
United Airlines
from $306
from $346
from $372
from $387
To build your own trip, first pick any departing flight
Sort by lowest price shortest flights departure time arrival time
from $306 Expedia Bargain Fare
Tell me more
Depart Boston (BOS)
Arrive San Diego (SAN)
Flights depart between 6 AM and 10 PM
from $346
Choose and continue
8:05 AM Depart Boston (BOS)
Arrive San Diego (SAN) 12:50 PM
Tue 27-Aug
America West
Connect in Las Vegas (LAS)
from $358
9:41 AM Depart Boston (BOS)
Arrive San Diego (SAN) 2:32 PM
America West
Connect in Phoenix (PHX)
from $358
from $358
5:59 PM Depart Boston (BOS)
Arrive San Diego (SAN) 10:45 PM
from $367
7:00 AM Depart Boston (BOS)
Arrive San Diego (SAN) 11:36 AM
from $372 Web Fare
3:15 PM Depart Boston (BOS)
Arrive San Diego (SAN) 7:41 PM
US Airways
Connect in Pittsburgh (PIT)
from $387 Web Fare
12:15 PM Depart Boston (BOS)
Arrive San Diego (SAN) 4:56 PM
United Airlines
Connect in Chicago (ORD)
from $400 Web Fare
6:00 AM Depart Boston (BOS)
Arrive San Diego (SAN) 10:32 AM
United Airlines
PRICE NOTE
QUESTIONS?
Other FAQs

Expedia, Inc.

Integrated Cross-Sell

Flight search result

Cross-sell



home
flights
hotels
cars
vacation packages
cruises
deals
guides
maps
business
Site Map | My Trips | My Profile | Customer Support
Summary
1 Ticket / Roundtrip
SEA Seattle to
JFK New York
Leave: Wed 14-Aug
1 adult $379.54
Taxes $46.96
Total cost $426.50
QUESTIONS?
Can I use a credit card with a billing address outside the U.S.?
Is it safe to buy online?
Need help with this page?
Other FAQs
Total price for this trip: $426.50
Learn about the benefits of buying online. Booking online with Expedia.com is safe and easy. Your credit card information is protected by SSL encryption and by our credit card guarantee.
1 Review the flight details
Wed 14-Aug-02
2406 mi (3872 km) 5hr 4mn
Seattle (SEA) Depart 11:30 PM
to
New York (JFK) Arrive 7:34 AM +1 day Terminal 9
AmericanAirlines
Flight: 292
Economy/Coach Class, Snack, Boeing 757, 70% on time
Total miles: 2406 mi (3872 km)
Total flight time: 5hr 4mn
Sun 18-Aug-02
2406 mi (3872 km) 6hr 4mn
New York (JFK) Depart 8:00 AM Terminal 9
to
Seattle (SEA) Arrive 11:04 AM
AmericanAirlines
Flight: 265
Economy/Coach Class, Breakfast, Boeing 757, 80% on time
Total miles: 2406 mi (3872 km)
Total flight time: 6hr 4mn
Tip: Flight terminals may change. Please confirm the terminal with the airline before leaving for the airport.
Expedia.com Special Deals for this flight and a hotel
Expedia.com has negotiated special prices for the following packages that include this flight and a hotel. Select an option to view the package details, to be followed by the package rules and restrictions.
$923.90 This flight plus 3 nights at Hilton New York. Select and Continue
$832.01 This flight plus 3 nights at Metropolitan Hotel (Formerly Loews New York). Select and Continue
$779.96 This flight plus 3 nights at Expedia Bargain Hotel. Select and Continue
See more package options

Expedia, Inc.

Revenue



2000-2001: Up 90%
Q201-Q202: Up 85%
160
140
120
100
80
60
40
20
0
$33
$37
$42
$44
$57
$78
$79
$82
$116
$145
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q102
Q202
2000 $157M
2001 $297M
1H02 $261M

Expedia Leads in Q2 Revenue Y/Y Growth


100
75
50
25
0
85%
47%
24%
21%
Expedia
eBay
Yahoo!
Amazon

Gross Profit


2000-2001: Up 118%
Q201-Q202: Up 76%
120
100
80
60
40
20
0
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Gross profit
Gross margin
$17
$22
$26
$28
$39
$55
$53
$56
$81
$97
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q102
Q202

	2000	2001	1H02
	$93M	$203M	$178M
Gross Margin:	59%	69%	68%

Operating Expense*


2000-2001: Up 11%
Q201-Q202: Up 40%
75
50
25
0
$39
$36
$29
$32
$36
$41
$40
$37
$50
$57
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q102
Q202
2000 $136M
2001 $154M
1H02 $107M

*Before certain non-cash and non-recurring items

Expedia, Inc.

Operating Expense* % of Revenues



125
100
75
50
25
0
119%
99%
68%
72%
63%
52%
50%
46%
43%
39%
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q102
Q202
2000 87%
2001 52%
1H02 41%

* Before certain non-cash and non-recurring charges

Expedia, Inc.

Pre-Tax Adjusted Net Income


50
40
30
20
10
0
-10
-20
-$15.8
-$13.1
-$1.6
-$2.6
$4.4
$15.0
$15.1
$18.9
$33.0
$43.2
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q102
Q202
2000 $-33M
2001 $53M
1H02 $76M

Margin Expansion

	2000	2001	JuneQ02
Gross Profit/Gross Bookings	5.2%	7.0%	7.3%
Pre Tax Adj Earns/Gross Bookings	NA%	1.8%	3.2%
Pre Tax Adj Earnings/Revenue	NA%	18.0%	29.8%

Investment Highlights

- Enormous opportunity
- Advantaged business model and technology
- Leadership in online travel distribution
- Track record of execution